SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 10, 2006
Date of Report (Date of Earliest Event Reported)
The Cronos Group
(Exact name of registrant as specified in its charter)
Luxembourg
(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)
5, rue Guillaume Kroll, L-1882 Luxembourg
(Address of principal executive offices) (Zip Code)
(352) 26 48 36 88
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.*
     On August 10, 2006, concurrently with the filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2006, the registrant, The Cronos Group (the “Company”) (Nasdaq Symbol: CRNS) issued its press release announcing results for the second quarter of 2006. A copy of the release is attached as an exhibit to this report.
Item 9.01.    Financial Statements and Exhibits .
(c)	Exhibits.
Exhibit 99.1 — Press release of the Company, dated August 10, 2006, announcing the Company’s second quarter results.

*	The information in this report furnished pursuant to Item 2.02, and Exhibit 99.1 attached to this Report, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP
By:	/s/ Elinor A. Wexler
Elinor A. Wexler
Assistant Secretary

Date: August 10, 2006

EXHIBIT INDEX

Exhibit 99.1	Press Release of the Registrant, dated August 10, 2006, announcing the Registrant’s second quarter results.